UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 13, 2006


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



           Delaware                 000-18730                     363688583
           ---------                ---------                     ---------
(State or other jurisdiction of  (Commission File               (IRS Employer
        incorporation)               Number)                 Identification No.)



                 3785 S 700 E Salt Lake City, Ste 230, UT 84106
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 263-0404
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)
                   419 1/2 West 500 South Bountiful, UT 84101

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On September 11, 2006, Klever Marketing's Board appointed Craig Poulton as a Member of the board of directors.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 Klever Marketing, Inc.


Date: September 13, 2006                         By: /s/ John T Zaccheo
                                                     ------------------
                                                 Vice Chairman & Board Member